                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   Form 8-K

                                CURRENT REPORT



    PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: March 13, 1997



                             PACIFIC TELESIS GROUP



A Nevada                     Commission File                I.R.S. Employer
Corporation                     No. 1-8609                   No. 94-2919931



              130 Kearny Street, San Francisco, California 94108





                        Telephone Number (415) 394-3000

Form 8-K                                                 Pacific Telesis Group
March 13, 1997



Item 7.  Exhibits
-----------------

     Exhibit
     Number         Description
     -------        -----------

     23             Consent of Independent Accountants

     99.1 1996 Unaudited Management's Discussion and Analysis of Financial Condition and Results of Operations for Pacific Telesis Group and Subsidiaries; and Audited Consolidated Balance Sheets of Pacific Telesis Group and Subsidiaries as of December 31, 1996 and 1995, and the related Consolidated Statements of Income, Shareowners' Equity, and Cash Flows for each of the three years in the period ended December 31, 1996.


































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


Form 8-K                                                 Pacific Telesis Group
March 13, 1997





                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                   Pacific Telesis Group




                                   By: /s/ William E. Downing
                                   -------------------------
                                   William E. Downing
                                   Executive Vice President,
                                     Chief Financial Officer, and Treasurer



March 13, 1997























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


                                 EXHIBIT INDEX


     Exhibit
     Number         Description
     -------        -----------

     23             Consent of Independent Accountants

     99.1 1996 Unaudited Management's Discussion and Analysis of Financial Condition and Results of Operations for Pacific Telesis Group and Subsidiaries; and Audited Consolidated Balance Sheets of Pacific Telesis Group and Subsidiaries as of December 31, 1996 and 1995, and the related Consolidated Statements of Income, Shareowners' Equity, and Cash Flows for each of the three years in the period ended December 31, 1996.







































                                       4